Exhibit 99.2

Newmont Reports 2016 Reserves and Resources

DENVER--(BUSINESS WIRE)--February 21, 2017--Newmont Mining Corporation (NYSE: NEM) (Newmont or the Company) reported gold reserves of 68.5 million ounces for 2016 compared to 71.1 million ounces for 2015.

The Company added 4.1 million ounces of gold reserves through exploration. Notable additions for the year include 1.4 million ounces at Tanami, 0.6 million ounces at Merian, 0.4 million ounces at Carlin underground and 0.4 million ounces at KCGM (Newmont’s 50 percent share). Overall gold reserve grades rose from the prior year to 1.20 grams per tonne.

The Company added 6.1 million ounces of gold resource1 through exploration, including 2.0 million ounces of gold at Yanacocha and significant additions at higher grade underground mines including at Ahafo, Carlin and Tanami. Resource grades rose from the prior year to 0.86 grams per tonne.

Unless otherwise noted, all figures exclude PTNNT. The sale of Newmont’s 48.5 percent stake in PTNNT, which operates the Batu Hijau mine in Indonesia, closed on November 2, 2016.

Newmont reported 4.9 million ounces of attributable mine production in 2016, resulting in 6.0 million ounces of reserve depletion. Other changes to gold reserves include a reduction of 0.6 million ounces due to price change, primarily related to the impact of lower assumed copper reserve pricing at Phoenix. Reserve revisions were modest and mostly offsetting.

Newmont reported 33.6 million ounces of attributable Measured and Indicated gold resources and 14.0 million ounces attributable Inferred gold resources in 2016. Total attributable gold resources increased by 5.7 million ounces or nearly 14 percent from the prior year. The Company added 6.1 million ounces through exploration, partially offset by conversions of 4.1 million ounces.

Exploration Outlook

Newmont’s total exploration expenditure is expected to increase to more than $200 million2 in 2017, with about 80 percent allocated to near-mine and brownfields and the balance allocated to greenfields programs. Geographically, the Company expects to spend about 38 percent of this amount in North America, 35 percent in South America and the remainder in Australia, Africa and other locations.

_________________

[1]	Resources include measured, indicated and inferred resources; totals may not add up due to rounding. See cautionary statement at end of release regarding reserves and resources.
[2]	Includes capitalized and expensed exploration

Gold Reserve Sensitivity

A $100 increase in gold price would result in an approximate 4 percent increase in gold reserves while a $100 decrease in gold price would result in an approximate 6 percent decrease in gold reserves. These sensitivities assume an oil price of $55 per barrel (WTI) and an Australian dollar exchange rate of $0.75.

For additional details on Newmont’s reported Gold, Copper and Silver Mineral Reserves and Resources, please refer to the tables at the end of this release.

Key Assumptions:
	Years Ended December 31,
	2016	2015

Gold Reserves (US$/oz)	$1,200	$1,200
Gold Resources (US$/oz)	$1,400	$1,400
Copper Reserves (US$/lb)	$2.50	$2.75
Copper Resources (US$/lb)	$3.00	$3.50
Australian Dollar (A$:US$)	$0.75	$0.80
West Texas Intermediate (US$/bbl)	$55	$75

Reserve and Resource Tables

Proven and Probable reserves are based on extensive drilling, sampling, mine modeling and metallurgical testing from which we determine economic feasibility. Metal price assumptions follow SEC guidance not to exceed a three year trailing average. The price sensitivity of reserves depends upon several factors including grade, metallurgical recovery, operating cost, waste-to-ore ratio and ore type. Metallurgical recovery rates vary depending on the metallurgical properties of each deposit and the production process used. The reserve tables included in this release list the average metallurgical recovery rate for each deposit, which takes into account the assumed processing methods. The cut-off grade, or lowest grade of material considered economic to process, varies with material type, price, metallurgical recoveries, operating costs and co- or by-product credits. The Proven and Probable reserve figures presented herein are estimates based on information available at the time of calculation. No assurance can be given that the indicated levels of recovery of gold and copper will be realized. Ounces of gold and silver or pounds of copper included in the Proven and Probable reserves are those contained prior to losses during metallurgical treatment. Reserve estimates may require revision based on actual production. Market fluctuations in the price of gold or copper, as well as increased production costs or reduced metallurgical recovery rates, could render certain Proven and Probable reserves containing relatively lower grades of mineralization uneconomic to exploit and might result in a reduction of reserves.

The Measured, Indicated, and Inferred resource figures presented herein are estimates based on information available at the time of calculation and are exclusive of reserves. A “Mineral Resource” is a concentration or occurrence of solid material of economic interest in or on the Earth’s crust in such form, grade, or quality and quantity that there are reasonable prospects for eventual economic extraction. The location, quantity, grade or quality, continuity and other geological characteristics of a Mineral Resource are known, estimated or interpreted from specific geological evidence and knowledge, including sampling. Mineral Resources are sub-divided, in order of increasing geological confidence, into Inferred, Indicated and Measured categories. Ounces of gold and silver or pounds of copper included in the Measured, Indicated and Inferred resources are those contained prior to losses during metallurgical treatment. Market fluctuations in the price of gold and copper, as well as increased production costs or reduced metallurgical recovery rates, could change future estimates of resources. Please refer to the reserves and resources cautionary statement at the end of the release.

We publish reserves and resources annually, and will recalculate reserves and resources at year-end 2017, taking into account metal prices, changes, if any, in future production and capital costs, mine designs, model changes, divestments and depletion as well as any acquisitions and additions during 2017.

Attributable Proven, Probable, and Combined Gold Reserves(1), U.S. Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery(3)	Proven + Probable Reserves
Deposits/Districts by Reporting Unit	Newmont	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)		Tonnage(2)	Grade	Gold(3)
	Share(23)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Open Pits (4)	100%	67,900	0.058	3,960	187,400	0.024	4,540	255,300	0.033	8,500	63%	258,300	0.036	9,350
Carlin Stockpiles (5)	100%	21,200	0.063	1,330	-	-	-	21,200	0.063	1,330	81%	22,800	0.059	1,330
Carlin Underground (6)	100%	12,000	0.299	3,580	6,600	0.240	1,590	18,600	0.278	5,170	85%	23,000	0.266	6,100
Total Carlin, Nevada		101,100	0.088	8,870	194,000	0.032	6,130	295,100	0.051	15,000	72%	304,100	0.055	16,780
Phoenix (7)	100%	4,800	0.025	120	251,800	0.017	4,220	256,600	0.017	4,340	76%	291,500	0.017	5,100
Lone Tree (8)	100%	2,600	0.007	20	1,200	0.020	20	3,800	0.011	40	57%	3,700	0.007	30
Total Phoenix, Nevada		7,400	0.019	140	253,000	0.017	4,240	260,400	0.017	4,380	76%	295,200	0.017	5,130
Turquoise Ridge (9)	25%	1,500	0.453	710	1,400	0.458	630	2,900	0.455	1,340	92%	3,100	0.446	1,400
Twin Creeks (10)	100%	3,700	0.046	180	26,200	0.054	1,410	29,900	0.053	1,590	77%	32,100	0.054	1,740
Twin Creeks Stockpiles (5)	100%	32,000	0.063	2,000	-	-	-	32,000	0.063	2,000	74%	35,600	0.064	2,280
Total Twin Creeks, Nevada		37,200	0.078	2,890	27,600	0.074	2,040	64,800	0.076	4,930	80%	70,800	0.077	5,420
Long Canyon, Nevada (11)	100%	-	-	-	19,200	0.061	1,170	19,200	0.061	1,170	76%	18,000	0.067	1,200
CC&V (12)	100%	72,500	0.022	1,560	17,900	0.017	310	90,400	0.021	1,870	62%	100,800	0.024	2,440
CC&V Leach Pad (13)	100%	-	-	-	48,500	0.025	1,210	48,500	0.025	1,210	57%	46,000	0.025	1,160
CC&V Stockpiles (5)	100%	2,800	0.112	310	-	-	-	2,800	0.112	310	70%	2,700	0.084	230
Total CC&V, Colorado		75,300	0.025	1,870	66,400	0.023	1,520	141,700	0.024	3,390	61%	149,500	0.026	3,830
TOTAL NORTH AMERICA		221,000	0.062	13,770	560,200	0.027	15,100	781,200	0.037	28,870	73%	837,600	0.039	32,360
South America
Yanacocha Open Pits (14)	51.35%	17,900	0.018	310	81,400	0.018	1,500	99,300	0.018	1,810	69%	113,200	0.017	1,940
Yanacocha Leach Pad (13)	51.35%	8,600	0.020	170	-	-	-	8,600	0.020	170	67%	12,600	0.019	240
Yanacocha Stockpiles(5)	51.35%	5,800	0.044	260	-	-	-	5,800	0.044	260	63%	7,800	0.052	410
Total Yanacocha, Peru		32,300	0.023	740	81,400	0.018	1,500	113,700	0.020	2,240	69%	133,600	0.019	2,590
Merian, Suriname (15)	75%	-	-	-	116,800	0.037	4,290	116,800	0.037	4,290	93%	110,600	0.035	3,840
TOTAL SOUTH AMERICA		32,300	0.023	740	198,200	0.029	5,790	230,500	0.028	6,530	85%	244,200	0.026	6,430
Asia Pacific
Boddington Open Pit (16)	100%	226,400	0.022	5,020	241,200	0.022	5,280	467,600	0.022	10,300	84%	511,700	0.020	10,450
Boddington Stockpiles (5)	100%	15,800	0.016	250	83,800	0.013	1,090	99,600	0.013	1,340	77%	93,400	0.014	1,280
Total Boddington, Western Australia		242,200	0.022	5,270	325,000	0.020	6,370	567,200	0.021	11,640	83%	605,100	0.019	11,730
Tanami, Northern Territory (17)	100%	6,300	0.153	960	19,300	0.182	3,520	25,600	0.175	4,480	96%	20,500	0.168	3,460
Kalgoorlie Open Pit and Underground (18)	50%	9,800	0.060	580	30,400	0.064	1,950	40,200	0.063	2,530	84%	45,200	0.059	2,650
Kalgoorlie Stockpiles (5)	50%	70,100	0.023	1,610	-	-	-	70,100	0.023	1,610	76%	66,000	0.023	1,500
Total Kalgoorlie, Western Australia		79,900	0.027	2,190	30,400	0.064	1,950	110,300	0.038	4,140	81%	111,200	0.037	4,150
TOTAL ASIA PACIFIC		328,400	0.026	8,420	374,700	0.032	11,840	703,100	0.029	20,260	86%	736,800	0.026	19,340
Africa
Ahafo South Open Pits (19)	100%	13,900	0.066	920	50,600	0.051	2,580	64,500	0.054	3,500	90%	72,800	0.054	3,950
Ahafo Underground (20)	100%	-	-	-	11,700	0.131	1,530	11,700	0.131	1,530	94%	9,300	0.143	1,330
Ahafo Stockpiles (5)	100%	42,000	0.028	1,190	-	-	-	42,000	0.028	1,190	87%	44,800	0.030	1,360
Total Ahafo South, Ghana		55,900	0.038	2,110	62,300	0.066	4,110	118,200	0.053	6,220	90%	126,900	0.052	6,640
Ahafo North, Ghana (21)	100%	-	-	-	47,900	0.069	3,330	47,900	0.069	3,330	91%	36,900	0.071	2,620
Akyem Open Pit (22)	100%	17,200	0.049	840	43,500	0.047	2,040	60,700	0.047	2,880	89%	67,100	0.049	3,260
Akyem Stockpiles (5)	100%	10,800	0.035	370	-	-	-	10,800	0.035	370	89%	10,000	0.040	400
Total, Akyem, Ghana		28,000	0.043	1,210	43,500	0.047	2,040	71,500	0.045	3,250	89%	77,100	0.048	3,660
TOTAL AFRICA		83,900	0.040	3,320	153,700	0.062	9,480	237,600	0.054	12,800	90%	240,900	0.054	12,920
TOTAL NEWMONT CONTINUING OPERATIONS		665,600	0.039	26,250	1,286,800	0.033	42,210	1,952,400	0.035	68,460	81%	2,059,500	0.035	71,050
Batu Hijau Open Pit (23)	48.5%	-	-	-	-	-	-	-	-	-	0%	134,500	0.015	2,030
Batu Hijau Stockpiles (5)(23)	48.5%	-	-	-	-	-	-	-	-	-	0%	184,800	0.003	640
TOTAL NEWMONT WORLDWIDE		665,600	0.039	26,250	1,286,800	0.033	42,210	1,952,400	0.035	68,460	81%	2,378,800	0.031	73,720

(1)

See cautionary statement regarding reserves and resources at end of release hereof. 2016 reserves were calculated at a gold price of $1,200 or A$1,600 per ounce unless otherwise noted. 2015 reserves were calculated at a gold price of $1,200 or A$1,500 per ounce unless otherwise noted.

(2)	Tonnages include allowances for losses resulting from mining methods. Tonnages are rounded to the nearest 100,000.
(3)	Ounces are estimates of metal contained in ore tonnages and do not include allowances for processing losses. Metallurgical recovery rates represent the estimated amount of metal to be recovered through metallurgical extraction processes. Ounces are rounded to the nearest 10,000.
(4)	Cut-off grades utilized in 2016 reserves were as follows: oxide leach material not less than 0.006 ounce per ton; oxide mill material not less than 0.015 ounce per ton; flotation material not less than 0.016 ounce per ton; and refractory mill material not less than 0.080 ounce per ton.
(5)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(6)	Cut-off grade utilized in 2016 reserves not less than 0.044 ounce per ton.
(7)	Gold cut-off grade varies with level of copper and silver credits.
(8)	Cut-off grade utilized in 2016 reserves not less than 0.006 ounce per ton.
(9)	Reserve estimates provided by Barrick, the operator of the Turquoise Ridge joint venture.
(10)	Cut-off grades utilized in 2016 reserves were as follows: oxide leach material not less than 0.006 ounce per ton; oxide mill material not less than 0.015 ounce per ton; and refractory mill material not less than 0.034 ounce per ton.
(11)	Cut-off grade utilized in 2016 reserves not less than 0.007 ounce per ton.
(12)	Cut-off grades utilized in 2016 reserves were as follows: oxide mill material not less than 0.050 ounce per ton and leach material not less than 0.005 ounce per ton.
(13)	Leach pad material is the material on leach pads at the end of the year from which gold remains to be recovered. In-process reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(14)	Cut-off grades utilized in 2016 reserves were as follows: oxide leach material not less than 0.003 ounce per ton; and oxide mill material not less than 0.013 ounce per ton.
(15)	Gold cut-off grades utilized in 2016 reserves not less than 0.011 ounce per ton.
(16)	Gold cut-off grade varies with level of copper credits.
(17)	Cut-off grade utilized in 2016 reserves not less than 0.070 ounce per ton.
(18)	Cut-off grade utilized in 2016 insitu reserves not less than 0.026 ounce per ton.
(19)	Cut-off grade utilized in 2016 reserves not less than 0.018 ounce per ton.
(20)	Project is partially developed with ongoing studies being completed prior to a full-development decision. Cut-off grade utilized in 2016 reserves not less than 0.090 ounce per ton.
(21)	Includes undeveloped reserves at six pits in the Ahafo trend totaling 3.3 million ounces. Cut-off grade utilized in 2016 reserves not less than 0.014 ounce per ton.
(22)	Cut-off grade utilized in 2016 reserves not less than 0.017 ounce per ton.
(23)	Newmont divested its interest in the Batu Hijau mine on November 2, 2016. As such, Newmont share percentage was zero as of December 31, 2016. The percentage figure above for Batu Hijau represent Newmont interest as of December 31, 2015 of 48.5%.
(24)	Newmont share percentage reflects Newmont’s economic interest as of December 31, 2016 (other than Batu Hijau; see note 23 above).

Attributable Proven, Probable, and Combined Gold Reserves(1), Metric Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery(3)	Proven + Probable Reserves
Deposits/Districts by Reporting Unit	Newmont	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)	Tonnage(2)	Grade	Gold(3)		Tonnage(2)	Grade	Gold(3)
	Share(23)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Open Pits	100%	61,600	2.00	3,960	170,000	0.83	4,540	231,600	1.14	8,500	63%	234,300	1.24	9,350
Carlin Stockpiles (5)	100%	19,200	2.14	1,330	-	-	-	19,200	2.14	1,330	81%	20,700	2.01	1,330
Carlin Underground	100%	10,900	10.25	3,580	6,000	8.24	1,590	16,900	9.53	5,170	85%	20,800	9.10	6,100
Total Carlin, Nevada		91,700	3.01	8,870	176,000	1.08	6,130	267,700	1.74	15,000	72%	275,800	1.89	16,780
Phoenix	100%	4,400	0.86	120	228,400	0.57	4,220	232,800	0.58	4,340	76%	262,600	0.60	5,060
Lone Tree	100%	2,300	0.25	20	1,100	0.68	20	3,400	0.39	40	57%	5,100	0.38	70
Total Phoenix, Nevada		6,700	0.65	140	229,500	0.57	4,240	236,200	0.58	4,380	76%	267,700	0.60	5,130
Turquoise Ridge (9)	25%	1,500	15.55	710	1,200	15.70	630	2,700	15.62	1,340	92%	2,900	15.31	1,400
Twin Creeks	100%	3,300	1.57	180	23,800	1.85	1,410	27,100	1.82	1,590	77%	29,000	1.86	1,740
Twin Creeks Stockpiles (5)	100%	29,000	2.15	2,000	-	-	-	29,000	2.15	2,000	74%	32,300	2.19	2,280
Total Twin Creeks, Nevada		33,800	2.66	2,890	25,000	2.54	2,040	58,800	2.61	4,930	80%	64,200	2.62	5,420
Long Canyon, Nevada	100%	-	-	-	17,500	2.09	1,170	17,500	2.09	1,170	76%	16,300	2.28	1,200
CC&V	100%	65,700	0.74	1,560	16,300	0.58	310	82,000	0.71	1,870	62%	91,500	0.83	2,440
CC&V Stockpiles (5)	100%	2,500	3.83	310	-	-	-	2,500	3.83	310	70%	2,500	2.88	230
CC&V Leach Pad (13)	100%	-	-	-	44,000	0.86	1,210	44,000	0.86	1,210	57%	41,700	0.86	1,160
Total CC&V, Colorado		68,200	0.85	1,870	60,300	0.78	1,520	128,500	0.82	3,390	61%	135,700	0.88	3,830
TOTAL NORTH AMERICA		200,400	2.14	13,770	508,300	0.92	15,100	708,700	1.27	28,870	73%	759,700	1.32	32,360
South America
Yanacocha Open Pits	51.35%	16,200	0.60	310	73,800	0.63	1,500	90,000	0.63	1,810	69%	102,700	0.59	1,940
Yanacocha Stockpiles (5)	51.35%	5,300	1.52	260	-	-	-	5,300	1.52	260	63%	7,100	1.79	410
Yanacocha Leach Pad (13)	51.35%	7,800	0.68	170	-	-	-	7,800	0.68	170	67%	11,400	0.66	240
Total Yanacocha, Peru		29,300	0.79	740	73,800	0.63	1,500	103,100	0.68	2,240	69%	121,200	0.67	2,590
Merian, Suriname	75%	-	-	-	106,000	1.26	4,290	106,000	1.26	4,290	93%	100,300	1.19	3,840
TOTAL SOUTH AMERICA		29,300	0.79	740	179,800	1.00	5,790	209,100	0.97	6,530	85%	221,500	0.90	6,430
Asia Pacific
Boddington Open Pit	100%	205,400	0.76	5,020	218,800	0.75	5,280	424,200	0.76	10,300	84%	464,300	0.70	10,450
Boddington Stockpiles (5)	100%	14,400	0.55	250	76,000	0.44	1,090	90,400	0.46	1,340	77%	84,800	0.47	1,280
Total Boddington, Western Australia		219,800	0.75	5,270	294,800	0.67	6,370	514,600	0.70	11,640	83%	549,100	0.66	11,730
Tanami, Northern Territory	100%	5,700	5.26	960	17,500	6.23	3,520	23,200	6.00	4,480	96%	18,700	5.76	3,460
Kalgoorlie Open Pit and Underground	50%	8,900	2.04	580	27,600	2.19	1,950	36,500	2.16	2,530	84%	41,000	2.01	2,650
Kalgoorlie Stockpiles (5)	50%	63,600	0.79	1,610	-	-	-	63,600	0.79	1,610	76%	59,900	0.78	1,500
Total Kalgoorlie, Western Australia		72,500	0.94	2,190	27,600	2.19	1,950	100,100	1.29	4,140	81%	100,900	1.28	4,150
TOTAL ASIA PACIFIC		298,000	0.88	8,420	339,900	1.08	11,840	637,900	0.99	20,260	86%	668,700	0.90	19,340
Africa
Ahafo South Open Pits	100%	12,600	2.25	920	45,900	1.75	2,580	58,500	1.86	3,500	90%	66,100	1.86	3,950
Ahafo Underground	100%	-	-	-	10,600	4.50	1,530	10,600	4.50	1,530	94%	8,500	4.89	1,330
Ahafo Stockpiles (5)	100%	38,100	0.97	1,190	-	-	-	38,100	0.97	1,190	87%	40,600	1.04	1,360
Total Ahafo South, Ghana		50,700	1.29	2,110	56,500	2.27	4,110	107,200	1.80	6,220	90%	115,200	1.79	6,640
Ahafo North, Ghana	100%	-	-	-	43,500	2.38	3,330	43,500	2.38	3,330	91%	33,500	2.44	2,620
Akyem Open Pit	100%	15,600	1.68	840	39,400	1.61	2,040	55,000	1.63	2,880	89%	60,800	1.67	3,260
Akyem Stockpiles (5)	100%	9,800	1.19	370	-	-	-	9,800	1.19	370	89%	9,100	1.39	400
Total, Akyem, Ghana		25,400	1.49	1,210	39,400	1.61	2,040	64,800	1.56	3,250	89%	69,900	1.63	3,660
TOTAL AFRICA		76,100	1.36	3,320	139,400	2.12	9,480	215,500	1.85	12,800	90%	218,600	1.84	12,920
TOTAL NEWMONT CONTINUING OPERATIONS		603,800	1.35	26,250	1,167,400	1.12	42,210	1,771,200	1.20	68,460	81%	1,868,500	1.18	71,050
Batu Hijau Open Pit (23)	48.5%	-	-	-	-	-	-	-	-	-	0%	122,100	0.52	2,030
Batu Hijau Stockpiles (5)(23)	48.5%	-	-	-	-	-	-	-	-	-	0%	167,700	0.12	640
TOTAL NEWMONT WORLDWIDE		603,800	1.35	26,250	1,167,400	1.12	42,210	1,771,200	1.20	68,460	81%	2,158,300	1.06	73,720

See Footnotes under Gold Reserves U.S. units table. Note that cut off grades in such footnotes are represented in U.S. units

Attributable Gold Mineral Resources(1)(2) - December 31, 2016, U.S. Units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	33,800	0.049	1,670	66,500	0.029	1,950	100,300	0.036	3,620	13,900	0.027	380
Carlin Trend Underground	100%	900	0.201	180	2,300	0.231	540	3,200	0.223	720	3,300	0.235	780
Total Carlin, Nevada		34,700	0.053	1,850	68,800	0.036	2,490	103,500	0.042	4,340	17,200	0.067	1,160
Phoenix	100%	700	0.015	10	177,400	0.014	2,410	178,100	0.014	2,420	58,500	0.012	680
Phoenix Stockpiles (4)	100%	-	-	-	-	-	-	-	-	-	2,300	0.043	100
Lone Tree Complex	100%	-	-	-	-	-	-	-	-	-	-	-	-
Buffalo Valley	70%	-	-	-	15,500	0.019	290	15,500	0.019	290	400	0.011	-
Total Phoenix, Nevada		700	0.015	10	192,900	0.014	2,700	193,600	0.014	2,710	61,200	0.013	780
Twin Creeks	100%	1,100	0.072	80	30,500	0.062	1,890	31,600	0.062	1,970	16,700	0.043	720
Twin Creeks Stockpiles (4)	100%	7,700	0.059	460	-	-	-	7,700	0.059	460	-	-	-
Sandman	100%	-	-	-	1,300	0.036	50	1,300	0.036	50	1,100	0.054	60
Turquoise Ridge (5)	25%	900	0.479	420	500	0.435	220	1,400	0.463	640	500	0.487	230
Total Twin Creeks, Nevada		9,700	0.098	960	32,300	0.067	2,160	42,000	0.074	3,120	18,300	0.056	1,010
Long Canyon, Nevada	100%	600	0.112	60	15,400	0.102	1,580	16,000	0.103	1,640	7,100	0.054	380
CC&V, Colorado	100%	84,000	0.018	1,470	43,200	0.016	710	127,200	0.017	2,180	23,700	0.015	350
TOTAL NORTH AMERICA		129,700	0.034	4,350	352,600	0.027	9,640	482,300	0.029	13,990	127,500	0.029	3,680
South America
Conga, Peru	51.35%	-	-	-	392,700	0.019	7,490	392,700	0.019	7,490	130,500	0.011	1,480
Yanacocha, Peru	51.35%	6,300	0.013	80	64,800	0.025	1,620	71,100	0.024	1,700	99,000	0.030	3,000
Merian, Suriname	75%	1,500	0.039	60	19,800	0.032	630	21,300	0.032	690	40,400	0.032	1,300
TOTAL SOUTH AMERICA		7,800	0.018	140	477,300	0.020	9,740	485,100	0.020	9,880	269,900	0.021	5,780
Asia Pacific
Boddington, Western Australia	100%	119,700	0.014	1,690	270,700	0.015	4,140	390,400	0.015	5,830	8,300	0.017	140
Tanami, Northern Territory	100%	-	0.039	-	2,800	0.161	460	2,800	0.161	460	3,500	0.171	610
Kalgoorlie, Western Australia	50%	3,500	0.020	70	12,100	0.028	330	15,600	0.026	400	600	0.072	40
TOTAL ASIA PACIFIC		123,200	0.014	1,760	285,600	0.017	4,930	408,800	0.016	6,690	12,400	0.064	790
Africa
Ahafo	100%	1,200	0.017	20	32,200	0.035	1,140	33,400	0.035	1,160	16,900	0.047	790
Ahafo Underground	100%	-	-	-	8,600	0.124	1,070	8,600	0.124	1,070	13,900	0.114	1,580
Total Ahafo, Ghana		1,200	0.017	20	40,800	0.054	2,210	42,000	0.053	2,230	30,800	0.077	2,370
Ahafo North, Ghana	100%	2,600	0.034	90	7,800	0.050	390	10,400	0.046	480	11,100	0.052	570
Akyem, Ghana	100%	1,100	0.047	50	9,200	0.033	300	10,300	0.034	350	18,100	0.044	810
TOTAL AFRICA		4,900	0.032	160	57,800	0.050	2,900	62,700	0.049	3,060	60,000	0.062	3,750
TOTAL NEWMONT WORLDWIDE		265,600	0.024	6,410	1,173,300	0.023	27,210	1,438,900	0.023	33,620	469,800	0.030	14,000
(1)	Resources are reported exclusive of reserves.
(2)	Resources are calculated at a gold price of $1,400 or A$1,750 per ounce for 2016 and $1,400 or A$1,650 per ounce for 2015. Tonnage amounts have been rounded to the nearest 100,000, and ounces have been rounded to the nearest 10,000.
(3)	Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s 10-K filing.
(4)	Stockpiles are comprised primarily of mineralized material that has been set aside during mining activities. Stockpiles can increase or decrease depending on changes in metal prices and other mining and processing cost and recovery factors. Stockpile reserves are reported separately where tonnage exceeds 100,000 and is greater than 5% of the total site-reported resources.
(5)	Resource estimates provided by Barrick, the operator of the Turquoise Ridge Joint Venture.

Attributable Gold Mineral Resources(1)(2) - December 31, 2016, Metric units
		Gold Measured Resource			Gold Indicated Resource			Gold Measured + Indicated Resource(3)			Gold Inferred Resource
Deposits/Districts	Newmont Share	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au	Tonnage	Grade	Au
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Carlin Trend Open Pit	100%	30,700	1.69	1,670	60,300	1.01	1,950	91,000	1.24	3,620	12,600	0.93	380
Carlin Trend Underground	100%	800	6.90	180	2,100	7.93	540	2,900	7.64	720	3,000	8.05	780
Total Carlin, Nevada		31,500	1.82	1,850	62,400	1.24	2,490	93,900	1.44	4,340	15,600	2.29	1,160
Phoenix	100%	700	0.52	10	160,900	0.47	2,410	161,600	0.47	2,420	53,000	0.39	680
Phoenix Stockpiles (4)	100%	-	-	-	-	-	-	-	-	-	2,100	1.48	100
Lone Tree Complex	100%	-	-	-	-	-	-	-	-	-	-	-	-
Buffalo Valley	70%	-	-	-	14,100	0.65	290	14,100	0.65	290	400	0.38	-
Total Phoenix, Nevada		700	0.52	10	175,000	0.48	2,700	175,700	0.48	2,710	55,500	0.44	780
Twin Creeks	100%	1,000	2.48	80	27,600	2.12	1,890	28,600	2.14	1,970	15,100	1.49	720
Twin Creeks Stockpiles (4)	100%	7,000	2.02	460	-	-	-	7,000	2.02	460	-	-	-
Sandman	100%	-	-	-	1,200	1.23	50	1,200	1.23	50	1,000	1.85	60
Turquoise Ridge (5)	25%	800	16.43	420	500	14.90	220	1,300	15.86	640	400	16.68	230
Total Twin Creeks, Nevada		8,800	3.37	960	29,300	2.29	2,160	38,100	2.54	3,120	16,500	1.91	1,010
Long Canyon, Nevada	100%	500	3.84	60	14,000	3.50	1,580	14,500	3.52	1,640	6,400	1.86	380
CC&V,Colorado	100%	76,100	0.60	1,470	39,200	0.56	710	115,300	0.59	2,180	21,600	0.50	350
TOTAL NORTH AMERICA		117,600	1.15	4,350	319,900	0.94	9,640	437,500	0.99	13,990	115,600	0.99	3,680
South America
Conga, Peru	51.35%	-	-	-	356,300	0.65	7,490	356,300	0.65	7,490	118,400	0.39	1,480
Yanacocha, Peru	51.35%	5,700	0.45	80	58,800	0.86	1,620	64,500	0.82	1,700	89,800	1.04	3,000
Merian, Suriname	75%	1,400	1.34	60	17,900	1.09	630	19,300	1.11	690	36,700	1.10	1,300
TOTAL SOUTH AMERICA		7,100	0.62	140	433,000	0.70	9,740	440,100	0.70	9,880	244,900	0.73	5,780
Asia Pacific
Boddington, Western Australia	100%	108,700	0.48	1,690	245,500	0.53	4,140	354,200	0.51	5,830	7,500	0.58	140
Tanami, Northern Territory	100%	-	1.32	-	2,600	5.53	460	2,600	5.53	460	3,200	5.85	610
Kalgoorlie, Western Australia	50%	3,100	0.67	70	11,000	0.95	330	14,100	0.89	400	600	2.47	40
TOTAL ASIA PACIFIC		111,800	0.49	1,760	259,100	0.59	4,930	370,900	0.56	6,690	11,300	2.18	790
Africa
Ahafo	100%	1,200	0.59	20	29,200	1.22	1,140	30,400	1.19	1,160	15,300	1.60	790
Ahafo Underground	100%	-	-	-	7,800	4.26	1,070	7,800	4.26	1,070	12,600	3.90	1,580
Total Ahafo, Ghana		1,200	0.59	20	37,000	1.86	2,210	38,200	1.82	2,230	27,900	2.64	2,370
Ahafo North, Ghana	100%	2,300	1.16	90	7,100	1.73	390	9,400	1.59	480	10,000	1.78	570
Akyem, Ghana	100%	1,000	1.61	50	8,300	1.12	300	9,300	1.17	350	16,500	1.52	810
TOTAL AFRICA		4,500	1.11	160	52,400	1.72	2,900	56,900	1.68	3,060	54,400	2.14	3,750
TOTAL NEWMONT WORLDWIDE		241,000	0.83	6,410	1,064,400	0.80	27,210	1,305,400	0.80	33,620	426,200	1.02	14,000

See footnotes in Gold Resources U.S. units table.

Attributable Copper Reserves(1) U.S. Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Metallurgical	Tonnage (2)	Grade	Copper (3)
		(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	(x1000 tons)	(Cu%)	(million pounds)	Recovery(3)	(x1000 tons)	(Cu%)	(million pounds)
North America
Phoenix, Nevada (4)	100%	19,100	0.21%	80	376,400	0.16%	1,180	395,500	0.16%	1,260	62%	527,400	0.17%	1,750
TOTAL NORTH AMERICA		19,100	0.21%	80	376,400	0.16%	1,180	395,500	0.16%	1,260	62%	527,400	0.17%	1,750
Asia Pacific
Boddington Open Pit, Western Australia (5)	100%	226,400	0.11%	480	241,200	0.12%	580	467,600	0.11%	1,060	79%	511,700	0.11%	1,160
Boddington Stockpiles, Western Australia(6)	100%	15,800	0.09%	30	83,800	0.08%	140	99,600	0.09%	170	72%	93,400	0.08%	150
TOTAL ASIA PACIFIC		242,200	0.10%	510	325,000	0.11%	720	567,200	0.11%	1,230	78%	605,100	0.11%	1,310
TOTAL NEWMONT CONTINUING OPERATIONS		261,300	0.11%	590	701,400	0.14%	1,900	962,700	0.13%	2,490	70%	1,132,500	0.14%	3,060
Batu Hijau Open Pit, Indonesia(7)	48.5%	-	0.00%	-	-	0.00%	-	-	0.00%	-	0%	134,500	0.50%	1,340
Batu Hijau Stockpiles, Indonesia (6)(7)	48.5%	-	0.00%	-	-	0.00%	-	-	0.00%	-	0%	184,800	0.34%	1,270
TOTAL NEWMONT WORLDWIDE		261,300	0.11%	590	701,400	0.14%	1,900	962,700	0.13%	2,490	70%	1,451,800	0.20%	5,670
(1)	See footnote (1) to the Gold Reserves table above. Copper reserves for 2016 were calculated at a copper price of $2.50 or A$3.35 per pound. Copper reserves for 2015 were calculated at a copper price of $2.75 or A$3.45 per pound unless otherwise noted.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above. Pounds are rounded to the nearest 10 million.
(4)	Copper cut-off grade varies with level of gold and silver credits.
(5)	Copper cut-off grade varies with level of gold credits.
(6)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpiles are reported separately where pounds exceed 100 million and are greater than 5% of the total site reported reserves.
(7)	Newmont divested its interest in the Batu Hijau mine on November 2, 2016. As such, Newmont share percentage was zero as of December 31, 2016. The percentage figure above for Batu Hijau represents Newmont interest as of December 31, 2015 of 48.5%.

Attributable Copper Reserves(1) Metric Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven + Probable Reserves				Proven + Probable Reserve
Deposits/Districts	Newmont Share	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Tonnage(2)	Grade	Copper(3)	Metallurgical	Tonnage(2)	Grade	Copper(3)
		(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	(x1000 tonnes)	(Cu%)	(Tonnes)	Recovery	(x1000 tonnes)	(Cu%)	(Tonnes)
North America
Phoenix, Nevada	100%	17,200	0.21%	36,980	341,500	0.16%	535,480	358,700	0.16%	572,460	62%	478,400	0.17%	796,480
TOTAL NORTH AMERICA		17,200	0.21%	36,980	341,500	0.16%	535,480	358,700	0.16%	572,460	62%	478,400	0.17%	796,480
Asia Pacific
Boddington Open Pit, Western Australia	100%	205,400	0.11%	216,720	218,800	0.12%	263,710	424,200	0.11%	480,430	79%	464,300	0.11%	523,670
Boddington Stockpiles, Western Australia(6)	100%	14,400	0.09%	12,650	76,000	0.08%	64,530	90,400	0.09%	77,180	72%	84,800	0.08%	71,380
TOTAL ASIA PACIFIC		219,800	0.10%	229,370	294,800	0.11%	328,240	514,600	0.11%	557,610	78%	549,100	0.11%	595,050
TOTAL NEWMONT CONTINUING OPERATIONS		237,000	0.11%	266,350	636,300	0.14%	863,720	873,300	0.13%	1,130,070	70%	1,027,500	0.14%	1,391,530
Batu Hijau Open Pit, Indonesia (7)	48.5%	-	0.00%	-	-	0.00%	-	-	0.00%	-	0%	122,100	0.50%	606,500
Batu Hijau Stockpiles, Indonesia (6)(7)	48.5%	-	0.00%	-	-	0.00%	-	-	0.00%	-	0%	167,700	0.34%	576,300
TOTAL NEWMONT WORLDWIDE		237,000	0.11%	266,350	636,300	0.14%	863,720	873,300	0.13%	1,130,070	70%	1,317,300	0.20%	2,574,330

See footnotes under Copper Reserves U.S. units table.

Attributable Copper Mineral Resources(1)(2) U.S. Units
December 31, 2016
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)	(x1000 tons)	(Cu%)	(million Pounds)
North America
Phoenix, Nevada	100%	700	0.10%	-	256,300	0.13%	670	257,000	0.13%	670	87,100	0.14%	250
TOTAL NORTH AMERICA		700	0.10%	-	256,300	0.13%	670	257,000	0.13%	670	87,100	0.14%	250
South America
Conga, Peru	51.35%	-	0.00%	-	392,700	0.26%	2,040	392,700	0.26%	2,040	130,500	0.19%	480
Yanacocha, Peru	51.35%	-	0.00%	-	57,000	0.67%	760	57,000	0.67%	760	5,700	0.35%	40
TOTAL SOUTH AMERICA		-	0.00%	-	449,700	0.31%	2,800	449,700	0.31%	2,800	136,200	0.19%	520
Asia Pacific
Boddington, Western Australia	100%	119,700	0.09%	220	270,700	0.11%	590	390,400	0.10%	810	8,300	0.10%	20
TOTAL ASIA PACIFIC		119,700	0.09%	220	270,700	0.11%	590	390,400	0.10%	810	8,300	0.10%	20
TOTAL NEWMONT WORLDWIDE		120,400	0.09%	220	976,700	0.21%	4,060	1,097,100	0.19%	4,280	231,600	0.17%	790
(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resources are calculated at a copper price of $3.00 or A$3.75 per pound for 2016 and at a copper price of $3.50 or A$4.15 per pound for 2015 unless otherwise noted. Tonnage amounts have been rounded to the nearest 100,000, and pounds have been rounded to the nearest 10 million.

Attributable Copper Mineral Resources(1)(2) Metric Units
December 31, 2016
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper	Tonnage	Grade	Copper
		(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)	(x1000 tonnes)	(Cu%)	(tonnes)
North America
Phoenix, Nevada	100%	600	0.10%	680	232,500	0.13%	301,880	233,100	0.13%	302,560	79,000	0.14%	112,560
TOTAL NORTH AMERICA		600	0.10%	680	232,500	0.13%	301,880	233,100	0.13%	302,560	79,000	0.14%	112,560
South America
Conga, Peru	51.35%	-	0.00%	-	356,300	0.26%	924,370	356,300	0.26%	924,370	118,400	0.19%	221,040
Yanacocha, Peru	51.35%	-	0.00%	-	51,700	0.67%	344,000	51,700	0.67%	344,000	5,200	0.35%	18,130
TOTAL SOUTH AMERICA		-	0.00%	-	408,000	0.31%	1,268,370	408,000	0.31%	1,268,370	123,600	0.19%	239,170
Asia Pacific
Boddington, Western Australia	100%	108,700	0.09%	100,180	245,500	0.11%	268,600	354,200	0.10%	368,780	7,500	0.10%	7,690
TOTAL ASIA PACIFIC		108,700	0.09%	100,180	245,500	0.11%	268,600	354,200	0.10%	368,780	7,500	0.10%	7,690
TOTAL NEWMONT WORLDWIDE		109,300	0.09%	100,860	886,000	0.21%	1,838,850	995,300	0.19%	1,939,710	210,100	0.17%	359,420

See footnotes under Copper Resources U.S. units table.

Attributable Proven, Probable, and Combined Silver Reserves(1) U.S. Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery (3)	Proven and Probable Reserves
Deposits/Districts by Reporting Unit	Newmont Share	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)		Tonnage(2)	Grade	Silver(3)
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)		(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Phoenix, Nevada	100%	4,800	0.29	1,390	251,800	0.24	59,520	256,600	0.24	60,910	38%	289,500	0.25	73,510
TOTAL NORTH AMERICA		4,800	0.29	1,390	251,800	0.24	59,520	256,600	0.24	60,910	38%	289,500	0.25	73,510
South America
Yanacocha Open Pits	51.35%	17,900	0.21	3,680	29,000	0.22	6,350	46,900	0.21	10,030	16%	63,800	0.20	12,480
Yanacocha Leach Pad (4)	51.35%	-	-	-	50,500	0.25	12,390	50,500	0.25	12,390	6%	45,000	0.24	10,600
Yanacocha Stockpiles (5)	51.35%	5,500	1.10	5,990	-	-	-	5,500	1.10	5,990	20%	7,800	0.99	7,720
TOTAL SOUTH AMERICA		23,400	0.41	9,670	79,500	0.24	18,740	102,900	0.28	28,410	12%	116,600	0.26	30,800
TOTAL NEWMONT CONTINUING OPERATIONS		28,200	0.39	11,060	331,300	0.24	78,260	359,500	0.25	89,320	30%	406,100	0.26	104,310
Batu Hijau Open Pit (6)	48.5%	-	-	-	-	-	-	-	-	-	0%	134,500	0.04	5,800
Batu Hijau Stockpiles (5)(6)	48.5%	-	-	-	-	-	-	-	-	-	0%	184,800	0.02	3,160
TOTAL NEWMONT WORLDWIDE		28,200	0.39	11,060	331,300	0.24	78,260	359,500	0.25	89,320	30%	725,400	0.16	113,270
(1)	See footnote (1) to the Gold Reserves table above. Silver reserves for 2016 were calculated at a silver price of $17. Silver reserves for 2015 were calculated at a silver price of $19.
(2)	See footnote (2) to the Gold Reserves table above. Tonnages are rounded to nearest 100,000.
(3)	See footnote (3) to the Gold Reserves table above.
(4)	Leach Pad material is the material on leach pads at the end of the year from which silver remains to be recovered. In-process material reserves are reported separately where tonnage or ounces are greater than 5% of the total site-reported reserves and ounces are greater than 100,000.
(5)	Stockpiles are comprised primarily of material that has been set aside to allow processing of higher grade material in the mills. Stockpiles increase or decrease depending on current mine plans. Stockpile reserves are reported separately where ounces exceed 100,000 and are greater than 5% of the total site-reported reserves.
(6)	Newmont divested its interest in the Batu Hijau mine on November 2, 2016. As such, Newmont share percentage was zero as of December 31, 2016. The percentage figure above for Batu Hijau represent Newmont interest as of December 31, 2015 of 48.5%.

Attributable Proven, Probable, and Combined Silver Reserves(1) Metric Units
December 31, 2016												December 31, 2015
		Proven Reserves			Probable Reserves			Proven and Probable Reserves			Metallurgical Recovery(3)	Proven and Probable Reserves
Deposits/Districts by Reporting Unit	Newmont Share	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)	Tonnage(2)	Grade	Silver(3)		Tonnage(2)	Grade	Silver(3)
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)		(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Phoenix, Nevada	100%	4,400	9.8	1,390	228,400	8.1	59,520	232,800	8.1	60,910	38%	262,600	8.7	73,510
TOTAL NORTH AMERICA		4,400	9.8	1,390	228,400	8.1	59,520	232,800	8.1	60,910	38%	262,600	8.7	73,510
South America
Yanacocha Open Pits, Peru	51.35%	16,200	7.0	3,680	26,300	7.5	6,350	42,500	7.3	10,030	16%	57,900	6.7	12,480
Yanacocha Leach Pad, Peru (4)	51.35%	-	-	-	45,800	8.4	12,390	45,800	8.4	12,390	6%	40,800	8.1	10,600
Yanacocha Stockpiles, Peru (5)	51.35%	5,000	37.6	5,990	-	-	-	5,000	37.6	5,990	20%	7,100	33.8	7,720
TOTAL SOUTH AMERICA		21,200	14.2	9,670	72,100	8.1	18,740	93,300	9.5	28,410	12%	105,800	9.1	30,800
TOTAL NEWMONT CONTINUING OPERATIONS		25,600	13.4	11,060	300,500	8.1	78,260	326,100	8.5	89,320	30%	368,400	8.8	104,310
Batu Hijau Open Pit, Indonesia (6)	48.5%	-	-	-	-	-	-	-	-	-	0%	122,100	1.5	5,800
Batu Hijau Stockpiles, Indonesia (5)(6)	48.5%	-	-	-	-	-	-	-	-	-	0%	167,700	0.6	3,160
TOTAL NEWMONT WORLDWIDE		25,600	13.4	11,060	300,500	8.1	78,260	326,100	8.5	89,320	30%	658,200	5.4	113,270

See Footnotes under Silver Reserves U.S. units table.

Attributable Silver Mineral Resources(1)(2) U.S. Units
December 31, 2016
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)	(x1000 tons)	(oz/ton)	(x1000 ozs)
North America
Sandman, Nevada	100%	-	-	-	1,300	0.20	260	1,300	0.20	260	1,100	0.12	140
Phoenix, Nevada	100%	700	0.20	150	177,400	0.21	37,310	178,100	0.21	37,460	60,800	0.23	13,710
TOTAL NORTH AMERICA		700	0.20	150	178,700	0.21	37,570	179,400	0.21	37,720	61,900	0.22	13,850
South America
Conga, Peru	51.35%	-	-	-	392,700	0.06	23,580	392,700	0.06	23,580	99,100	0.03	3,250
Yanacocha, Peru	51.35%	6,300	0.16	1,020	57,500	0.58	33,170	63,800	0.54	34,190	3,300	0.34	1,140
TOTAL SOUTH AMERICA		6,300	0.16	1,020	450,200	0.13	56,750	456,500	0.13	57,770	102,400	0.04	4,390
TOTAL NEWMONT WORLDWIDE		7,000	0.17	1,170	628,900	0.15	94,320	635,900	0.15	95,490	164,300	0.11	18,240
(1)	Resources are reported exclusive of reserves. Measured and Indicated Resources (combined) are equivalent to Mineralized Material disclosed in Newmont’s Form 10-K filing.
(2)	Resource for 2016 was calculated at a silver price of $20 per ounce and at a silver price of $24 per ounce for 2015. Tonnage amounts have been rounded to the nearest 100,000.

Attributable Silver Mineral Resources(1)(2) Metric Units
December 31, 2016
		Measured Resources			Indicated Resources			Measured + Indicated Resources			Inferred Resources
Deposits/Districts	Newmont Share	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag	Tonnage	Grade	Ag
		(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)	(x1000 tonnes)	(g/tonne)	(x1000 ozs)
North America
Sandman, Nevada	100%	-	-	-	1,200	6.8	260	1,200	6.8	260	1,100	4.1	140
Phoenix, Nevada	100%	700	6.9	150	160,900	7.2	37,310	161,600	7.2	37,460	55,100	7.7	13,710
TOTAL NORTH AMERICA		700	6.9	150	162,100	7.2	37,570	162,800	7.2	37,720	56,200	7.7	13,850
South America
Conga, Peru	51.35%	-	-	-	356,300	2.1	23,580	356,300	2.1	23,580	89,900	1.1	3,250
Yanacocha, Peru	51.35%	5,600	5.6	1,020	52,100	19.8	33,170	57,700	18.4	34,190	3,000	11.7	1,140
TOTAL SOUTH AMERICA		5,600	5.6	1,020	408,400	4.3	56,750	414,000	4.3	57,770	92,900	1.5	4,390
TOTAL NEWMONT WORLDWIDE		6,300	5.7	1,170	570,500	5.1	94,320	576,800	5.1	95,490	149,100	3.8	18,240

See Footnotes under Silver Resources U.S. units table.

Cautionary Statement regarding Reserves and Resources:

The “reserves” disclosed in this release have been prepared in compliance with Industry Guide 7 published by the SEC. As used in this news release, the term “reserve” means that part of a mineral deposit that can be economically and legally extracted or produced at the time of the reserve determination. The term “economically,” as used in this definition, means that profitable extraction or production has been established or analytically demonstrated in a feasibility study to be viable and justifiable under reasonable investment and market assumptions. The term “legally,” as used in this definition, does not imply that all permits needed for mining and processing have been obtained or that other legal issues have been completely resolved. However, for a reserve to exist, Newmont must have a justifiable expectation, based on applicable laws and regulations, that issuance of permits or resolution of legal issues necessary for mining and processing at a particular deposit will be accomplished in the ordinary course and in a timeframe consistent with Newmont’s current mine plans. Reserves in this news release are aggregated from the proven and probable classes.

The term “proven reserves” used in the tables of this news release means reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes; (b) grade and/or quality are computed from the results of detailed sampling; and (c) the sites for inspection, sampling and measurements are spaced so closely and the geologic character is sufficiently defined that size, shape, depth and mineral content of reserves are well established. The term “probable reserves” means reserves for which quantity and grade are computed from information similar to that used for proven reserves, but the sites for sampling are farther apart or are otherwise less closely spaced. The degree of assurance, although lower than that for proven reserves, is high enough to assume continuity between points of observation. Newmont classifies all reserves as Probable on its development projects until a year of production has confirmed all assumptions made in the reserve estimates. Proven and probable reserves include gold, copper or silver attributable to Newmont’s ownership or economic interest. Proven and probable reserves were calculated using cut-off grades. The term “cut-off grade” means the lowest grade of mineralized material considered economic to process. Cut-off grades vary between deposits depending upon prevailing economic conditions, mineability of the deposit, by-products, amenability of the ore to gold, copper or silver extraction and type of milling or leaching facilities available.

The terms “resources” and “Measured, Indicated and Inferred resources” are used in this news release. Investors are advised that the SEC does not recognize these terms. Newmont has determined that such “resources” would be substantively the same as those prepared using the Guidelines established by the Society of Mining, Metallurgy and Exploration (SME) and defined as “Mineral Resource”. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Investors are cautioned not to assume that any part or all of the Inferred resource exists, or is economically or legally mineable. Also, disclosure of contained ounces is permitted under the SME Guideline and other regulatory guidelines, such as Canada’s NI 43-101 and Australia’s JORC. However, the SEC generally requires mineral resource information in SEC-filed documents to be reported only as in-place tonnage and grade. Investors are reminded that even if significant mineralization is discovered and converted to reserves, during the time necessary to ultimately move such mineralization to production the economic feasibility of production may change. See the Company’s Annual Report for the “Proven and Probable Reserve” and “Mineralized Material” tables prepared in compliance with the SEC’s Industry Guide 7, available at http://www.newmont.com/our-investors/financial-reporting/sec-filings and on www.sec.gov. Investors are reminded that the tables presented in the Annual Report are estimates as of December 31, 2016 and were presented on an attributable basis reflecting the Company’s ownership interest at such time.

Cautionary Statement Regarding Forward Looking Statements:

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Such forward-looking statements may include, without limitation, estimates and expectations of future exploration expenditures and activities. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by the “forward-looking statements”. For a discussion of such risks relating to our business and other factors, see the Company’s Form 10-K, filed on or about February 21, 2017, with the Securities and Exchange Commission under the headings “Risk Factors” and “Forward-Looking Statements.” The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors' own risk.

CONTACT:
Newmont Mining Corporation
Investor Contacts
Meredith Bandy, 303-837-5143
meredith.bandy@newmont.com
or
Media Contacts
Omar Jabara, 303-837-5114
omar.jabara@newmont.com